Exhibit 99.2

Supplemental Operating and Financial Data First Quarter 2015

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

March 31, 2015	2

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE MKT: FSP) is investing in institutional-quality office properties in the U.S. FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis. FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

Our Business

As of March 31, 2015, the Company owned and operated a portfolio of real estate consisting of 36 properties, managed 9 Sponsored REITs and held five promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

Management Team

George J. Carter	Scott H. Carter
President, Chief Executive Officer	Executive Vice President, General
Chairman of the Board	Counsel and Secretary

John G. Demeritt	Jeffrey B. Carter
Executive Vice President and	Executive Vice President and
Chief Financial Officer and Treasuer	Chief Investment Officer

Janet Notopoulos	Eriel Anchondo
Executive Vice President and Director	Senior Vice President of Operations

Inquiries

Inquires should be directed to: John Demeritt, CFO

877-686-9496 or InvestorRelations@franklinstreetproperties.com

Snapshot (as of March 31, 2015)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	36
Total Square Feet	9.3 million
Trading Symbol	FSP
Exchange	NYSE MKT
Common Shares Outstanding	100,187,405
Quarterly Dividend	$0.19
Dividend Yield	5.9%
Total Market Capitalization	$2.1 Billion
Insider Holdings	10.2%

March 31, 2015	3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
Income Items:
Rental revenue	$59,013	$61,022	$59,728	$60,994	$61,597
Total revenue	60,507	62,489	61,190	62,741	63,263
Adjusted EBITDA*	31,097	33,182	33,973	34,359	35,175
Equity in losses of non-consolidated REITs	(322)	(269)	(455)	(552)	(484)
Net income	12,533	4,295	1,567	3,713	3,573
FFO*	25,672	27,525	27,904	28,254	28,779

Per Share Data:
EPS	$0.13	$0.04	$0.02	$0.04	$0.04
FFO*	$0.26	$0.27	$0.28	$0.28	$0.29
Weighted Average Shares (diluted)	100,187	100,187	100,187	100,187	100,187
Closing share price	$12.82	$12.27	$11.22	$12.58	$12.60
Dividend	$0.19	$0.19	$0.19	$0.19	$0.19
Payout Ratio:	74%	69%	68%	67%	66%

Balance Sheet Items:
Real estate, net	$1,486,897	$1,524,307	$1,542,012	$1,549,963	$1,558,136
Other assets, net	402,515	412,083	425,305	438,634	467,539
Total assets, net	1,889,412	1,936,390	1,967,317	1,988,597	2,025,675
Total liabilities, net	921,082	956,743	968,948	975,853	993,273
Shareholders' equity	968,330	979,647	998,369	1,012,744	1,032,402

Market Capitalization and Debt:
Total Market Capitalization (a)	$2,144,403	$2,117,299	$2,029,103	$2,176,858	$2,198,861
Total debt outstanding	860,000	888,000	905,000	916,500	936,500
Debt to Total Market Capitalization	40.1%	41.9%	44.6%	42.1%	42.6%
Debt to Adjusted EBITDA	6.9	6.7	6.7	6.7	6.7

Owned Portfolio Leasing Statistics:
Owned portfolio assets	36	38	39	39	39
Portfolio total SF	9,310,131	9,580,057	9,690,361	9,686,215	9,686,055
Portfolio % leased	90.4%	92.8%	93.3%	94.1%	94.5%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
*	See pages 9 & 10 for reconciliations of Net Income to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

March 31, 2015	4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

	For the Three					For the
	Months Ended	For the Three Months Ended				Year Ended
	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Revenue:
Rental	$59,013	$61,597	$60,994	$59,728	$61,022	$243,341
Related party revenue:
Management fees and interest income from loans	1,473	1,643	1,671	1,462	1,465	6,241
Other	21	23	76	—	2	101
Total revenue	60,507	63,263	62,741	61,190	62,489	249,683

Expenses:
Real estate operating expenses	15,356	15,071	14,995	15,632	16,334	62,032
Real estate taxes and insurance	10,048	9,251	9,763	8,555	9,288	36,857
Depreciation and amortization	22,672	24,300	23,563	24,878	23,174	95,915
Selling, general and administrative	3,691	3,272	3,148	3,071	3,492	12,983
Interest	6,187	7,176	6,891	6,883	6,483	27,433
Total expenses	57,954	59,070	58,360	59,019	58,771	235,220

Income before interest income, equity in losses of non-consolidated REITs and taxes	2,553	4,193	4,381	2,171	3,718	14,463
Interest income	1	1	1	—	1	3
Equity in losses of non-consolidated REITs	(322)	(484)	(552)	(455)	(269)	(1,760)
Gain on sale of properties, less applicable income tax	10,462	—	—	—	940	940

Income before taxes on income	12,694	3,710	3,830	1,716	4,390	13,646
Income tax expense	161	137	117	149	95	498

Net income	$12,533	$3,573	$3,713	$1,567	$4,295	$13,148

Weighted average number of shares outstanding, basic and diluted	100,187	100,187	100,187	100,187	100,187	100,187

Net income per share, basic and diluted	$0.13	$0.04	$0.04	$0.02	$0.04	$0.13

March 31, 2015	5

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2015	2014	2014	2014	2014
Assets:
Real estate assets:
Land	$174,707	$185,479	$185,479	$185,479	$183,930
Buildings and improvements	1,581,524	1,605,808	1,609,747	1,613,699	1,604,984
Fixtures and equipment	1,724	1,296	1,395	1,633	1,677
	1,757,955	1,792,583	1,796,621	1,800,811	1,790,591
Less accumulated depreciation	271,058	234,447	246,658	258,799	266,284
Real estate assets, net	1,486,897	1,558,136	1,549,963	1,542,012	1,524,307

Acquired real estate leases, net	124,337	172,262	161,519	149,019	138,714
Investment in non-consolidated REITs	78,228	79,983	79,405	78,907	78,611
Cash and cash equivalents	14,945	20,031	18,455	15,930	7,519
Restricted cash	56	688	728	707	742
Tenant rent receivables, net	4,587	6,035	2,867	2,865	4,733
Straight-line rent receivable, net	45,498	44,392	46,021	46,737	47,021
Prepaid expenses and other assets	14,114	9,954	9,716	9,768	10,901
Related party mortgage loan receivable	93,641	101,916	88,436	88,436	93,641
Other assets: derivative asset	774	4,801	2,626	4,582	3,020
Deferred leasing commissions, net	26,335	27,477	28,861	28,354	27,181
Total assets	$1,889,412	$2,025,675	$1,988,597	$1,967,317	$1,936,390

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$240,000	$316,500	$296,500	$285,000	$268,000
Term loan payable	620,000	620,000	620,000	620,000	620,000
Accounts payable and accrued expenses	36,065	34,390	34,590	40,228	42,561
Accrued compensation	1,241	1,027	2,052	2,863	3,758
Tenant security deposits	4,019	4,258	4,259	4,331	4,248
Other liabilities: derivative termination value	9,836	3,825	5,985	4,847	7,268
Acquired unfavorable real estate leases, net	9,921	13,273	12,467	11,679	10,908
Total liabilities	921,082	993,273	975,853	968,948	956,743

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	10	10	10	10	10
Additional paid-in capital	1,273,556	1,273,556	1,273,556	1,273,556	1,273,556
Accumulated other comprehensive income (loss)	(9,062)	976	(3,359)	(265)	(4,248)
Accumulated distributions in excess of accumulated earnings	(296,174)	(242,140)	(257,463)	(274,932)	(289,671)
Total stockholders’ equity	968,330	1,032,402	1,012,744	998,369	979,647
Total liabilities and stockholders’ equity	$1,889,412	$2,025,675	$1,988,597	$1,967,317	$1,936,390

March 31, 2015	6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months ended March 31,		Twelve Months ended December 31
	2015	2014	2014	2013

Cash flows from operating activities:
Net income	$12,533	$3,573	$13,148	$19,827
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	23,189	24,797	97,916	81,267
Amortization of above market lease	6	(11)	635	(365)
Gain on sale of properties, less applicable income tax	(10,462)	—	(940)	(2,158)
Equity in earnings (losses) from non-consolidated REITs	322	484	1,760	1,358
Increase in allowance for doubtful accounts	—	—	275	(1,250)
Changes in operating assets and liabilities:
Restricted cash	686	(45)	(99)	(68)
Tenant rent receivables	146	(933)	94	(2,103)
Straight-line rents	(69)	(1,784)	(4,737)	(5,782)
Lease acquisition costs	(3)	(347)	(440)	(1,146)
Prepaid expenses and other assets	283	800	700	(1,547)
Accounts payable and accrued expenses	(7,706)	(7,257)	206	11,137
Accrued compensation	(2,517)	(1,958)	773	445
Tenant security deposits	(230)	231	222	1,538
Payment of deferred leasing commissions	(1,116)	(1,113)	(6,347)	(9,125)

Net cash provided by operating activities	15,062	16,437	103,166	92,028

Cash flows from investing activities:
Property acquisitions			—	(454,447)
Property improvements, fixtures and equipment	(4,298)	(4,850)	(18,370)	(19,120)
Office computers and furniture			(191)	(355)
Acquired real estate leases			—	(100,143)
Investment in non-consolidated REITs	—	—	—	4,858
Distributions in excess of earnings from non-consolidated REITs	27	27	107	108
Investment in related party mortgage loan receivable	—	(2,170)	(11,170)	(8,200)
Repayment of related party mortgage loan receivable			17,275	2,350
Changes in deposits on real estate assets	(4,000)	—	—	—
Proceeds received on sales of real estate assets	47,671	—	14,192	12,301

Net cash provided by (used in) investing activities	39,400	(6,993)	1,843	(562,648)

Cash flows from financing activities:
Distributions to stockholders	(19,036)	(19,036)	(76,142)	(69,588)
Proceeds (costs) from equity offering, net	—	—	—	230,682
Borrowings under bank note payable	20,000	—	15,000	160,000
Repayments of bank note payable	(48,000)	10,000	(53,500)	(70,250)
Borrowing (repayment) of term loan payable, net	—	—	—	220,000
Deferred Financing Costs	—	—	(2,471)	(1,868)

Net cash provided by (used in) financing activities	(47,036)	(9,036)	(117,113)	468,976

Net decreases in cash and cash equivalents	7,426	408	(12,104)	(1,644)

Cash and cash equivalents, beginning of period	7,519	19,623	19,623	21,267

Cash and cash equivalents, end of period	$14,945	$20,031	$7,519	$19,623

March 31, 2015	7

Property Net Operating Income (NOI)* with Same Store comparison (in thousands)

	Net Operating Income (NOI)*
(in thousands)
	Rentable
	Square Feet	Three Months Ended		Inc	%
Region	or RSF	31-Mar-15	31-Mar-14	(Dec)	Change
East	1,442	$4,832	$4,726	$106	2.2%
MidWest	1,529	3,469	4,586	(1,117)	-24.4%
South	4,030	15,781	16,796	(1,015)	-6.0%
West	2,309	8,216	9,388	(1,172)	-12.5%
Same Store	9,310	32,298	35,496	(3,198)	-9.0%

Acquisitions	—	—	—	—	0.0%
Property NOI from the continuing portfolio	9,310	32,298	35,496	(3,198)	-9.0%
Dispositions and asset held for sale		726	1,077	(351)	-0.7%
Property NOI		$33,024	$36,573	$(3,549)	-9.7%

Same Store		$32,298	$35,496	$(3,198)	-9.0%

Nonrecurring
Items in NOI (a)		75	707	(632)	1.6%

Comparative
Same Store		$32,223	$34,789	$(2,566)	-7.4%

(a)	Nonrecurring Items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.
*	See page 11 for a reconciliation of Net Income to Property NOI and the Appendix for Definitions of Non-GAAP Measures beginning on page 27. Property NOI Excludes NOI from investments in and interest income from secured loans to non-consolidated REITs.

March 31, 2015	8

FFO & AFFO Reconciliation (in thousands, except per share amounts)

	For the Three					For the
	Months Ended	For the Three Months Ended				Year Ended
	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,573	$3,713	$1,567	$4,295	$13,148

Gain (loss) on sale, less applicable income tax	(10,462)	—			(940)	(940)
GAAP income from non-consolidated REITs	322	484	552	455	269	1,760
FFO from non-consolidated REITs	601	419	351	508	652	1,930
Depreciation & amortization	22,678	24,289	23,638	25,374	23,249	96,550
NAREIT FFO*	25,672	28,765	28,254	27,904	27,525	112,448
Acquisition costs	—	14	—	—	—	14
Funds From Operations (FFO)*	$25,672	$28,779	$28,254	$27,904	$27,525	$112,462

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	25,672	28,779	28,254	27,904	27,525	112,462
Reverse FFO from non-consolidated REITs	(601)	(419)	(351)	(508)	(652)	(1,930)
Distributions from non-consolidated REITs	27	27	27	27	26	107
Amortization of deferred financing costs	517	499	499	498	506	2,002
Straight-line rent	(69)	(1,783)	(1,541)	(714)	(698)	(4,736)
Tenant improvements	(2,936)	(1,132)	(1,837)	(2,612)	(4,244)	(9,825)
Leasing commissions	(830)	(1,080)	(2,786)	(577)	(1,405)	(5,848)
Non-investment capex	(643)	(364)	(1,621)	(700)	(851)	(3,536)
Adjusted Funds From Operations (AFFO)*	$21,137	$24,527	$20,644	$23,318	$20,207	$88,696

Per Share Data:
EPS	$0.13	$0.04	$0.04	$0.02	$0.04	$0.13
FFO*	0.26	0.29	0.28	0.28	0.27	1.12
AFFO*	0.21	0.24	0.21	0.23	0.20	0.89

Weighted Average Shares (basic and diluted)	100,187	100,187	100,187	100,187	100,187	100,187

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

March 31, 2015	9

EBITDA Reconciliation (in thousands, except ratio amounts)

	Three Months
	Ended	For the Three Months Ended				Year Ended
	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Net income	$12,533	$3,573	$3,713	$1,567	$4,295	$13,148
Interest expense	6,187	7,176	6,891	6,883	6,483	27,433
Depreciation and amortization	22,678	24,289	23,638	25,374	23,249	96,550
Income taxes	161	137	117	149	95	498
EBITDA	41,559	35,175	34,359	33,973	34,122	137,629
Excluding (gain) loss on sale, less applicable income tax	(10,462)	—	—	—	(940)	(940)
Adjusted EBITDA	$31,097	$35,175	$34,359	$33,973	$33,182	$136,689

Interest expense	$6,187	$7,176	$6,891	$6,883	$6,483	$27,433
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$6,187	$7,176	$6,891	$6,883	$6,483	$27,433

Interest coverage ratio	5.03	4.90	4.99	4.94	5.12	4.98

Debt service coverage ratio	5.03	4.90	4.99	4.94	5.12	4.98

Debt	$860,000	$936,500	$916,500	$905,000	$888,000

Adjusted EBITDA	31,097	35,175	34,359	33,973	33,182
Annualized	124,388	140,700	137,436	135,892	132,728

Debt-to-EBITDA	6.9	6.7	6.7	6.7	6.7

* See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27. Amounts in the EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization , income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs , which are accounted for under the equity method.

March 31, 2015	10

Reconciliation of Net Income to Property NOI* (in thousands)

Reconciliation to Net income	Three Months
	Ended
	31-Mar-15	31-Mar-14
Net Income	$12,533	$3,573
Add (deduct):
Gain on sale of properties, less applicable income tax	(10,462)	—
Management fee income	(643)	(646)
Depreciation and amortization	22,672	24,300
Amortization of above/below market leases	6	(11)
Selling, general and administrative	3,691	3,272
Interest expense	6,187	7,176
Interest income	(1,262)	(1,410)
Equity in earnings of nonconsolidated REITs	322	484
Non-property specific items, net	(20)	(165)

Property NOI from the continuing portfolio	$33,024	$36,573

Dispositions and asset held for sale	—	—
Property NOI	$33,024	$36,573

* See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

March 31, 2015	11

Debt Summary

					(a)
(dollars in thousands)		Maximum	Amount	Interest	Interest
	Maturity	Amount	Drawn at	Rate	Rate at	Facility
	Date	of Loan	31-Mar-15	Components	31-Mar-15	Fee

BAML Revolver	29-Oct-18	$500,000	$240,000	L+1.25%	1.42%	0.25%
BAML Term Loan	27-Sep-17	400,000	400,000	0.75% + 1.45%	2.20%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32% + 1.65%	3.97%

		$1,120,000	$860,000		2.44%

(a) Interest rate excludes amortization of deferred financing costs and facility fees, see notes below

On October 29, 2014, we amended and restated our bank facility we call the BAML Credit Facility, which has a total of $900 million available and is comprised of a revolver that we can borrow up to $500 million on, which we call the BAML Revolver and a term loan for $400 million that we call the BAML Term Loan. On August 26, 2013, we entered into a term loan we call the BMO Term Loan and borrowed $220 million. Additional information about these loans are in the footnotes to our financial statements. Pricing is based on our credit rating for the BAML Revolver, BAML Term Loan and the BMO Term Loan. Our credit rating as of March 31, 2015 was Baa3 from Moody’s.

•	The BAML Revolver is priced based on our current credit rating at a spread of 1.25%, which was an interest rate of 1.42% as of March 31, 2015. The BAML Revolver is also subject to a facility fee based on our credit rating, which was 25 bps or approximately $1.25 million per year at March 31, 2015.
•	The BAML Term Loan has LIBOR fixed at 0.75% for five years. At our current credit rating the spread for the BAML Term Loan is 1.45%, so our interest rate is 2.20%.
•	The BMO Term Loan has fixed LIBOR at 2.32% for seven years. At our current credit rating the spread over LIBOR is 1.65%, so our interest rate is 3.97%.
•	We incurred financing costs to close the BAML Revolver, BAML Term Loan and the credit facilities that preceded them. We also incurred financing costs to close the BMO Term Loan. These costs are deferred and amortized into interest expense during the terms of the loans. The annual run rate for amortization to interest expense from deferred financing costs is approximately $2.1 million.
•	The BAML Revolver can be extended for 1 year at the Company’s option upon payment of fees and includes an accordion feature that allows for up to $250 million of additional borrowing capacity. The BMO Term Loan includes an accordion feature that allows for up to $50 million of additional borrowing capacity. The accordion features are subject to receipt of lender commitments and satisfaction of certain customary conditions.

March 31, 2015	12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-15	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14
Market Data:
Shares Outstanding	100,187	100,187	100,187	100,187	100,187
Closing market price per share	$12.82	$12.60	$12.58	$11.22	$12.27
Market capitalization	$1,284,403	$1,262,361	$1,260,358	$1,124,103	$1,229,299
Total Debt	860,000	936,500	916,500	905,000	888,000
Total Market Capitalization	$2,144,403	$2,198,861	$2,176,858	$2,029,103	$2,117,299

Dividend Data:
Total dividends paid	$19,036	$19,036	$19,035	$19,036	$19,036
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	73.1%	65.5%	67.9%	67.9%	70.4%

Liquidity:
Cash and cash equivalents	$14,946	$20,031	$18,455	$15,930	$7,519
Revolving credit facilities:
Gross potential available under the BAML Credit Facility	900,000	900,000	900,000	900,000	900,000
Less:
Outstanding balance	(640,000)	(716,500)	(696,500)	(685,000)	(668,000)
Total Liquidity	$274,946	$203,531	$221,955	$230,930	$239,519

*See page 9 for a reconciliation of Net Income to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

March 31, 2015	13

Portfolio Overview

	As of the Quarter Ended
	31-Mar-15	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14
Owned portfolio of commercial real estate:
Number of properties	36	38	39	39	39
Square feet	9,310,131	9,580,057	9,690,361	9,686,215	9,686,055
Leased percentage	90.4%	92.8%	93.3%	94.1%	94.5%

Investments in non-consolidated
commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,071	1,395,780	1,395,500	1,395,500	1,395,500
Leased percentage	70.1%	71.3%	71.0%	65.5%	64.0%

Single Asset REITs (SARs) managed:
Number of properties	7	8	9	11	12
Square feet	1,488,003	1,897,801	2,036,572	2,687,775	3,067,199
Leased percentage	73.4%	84.7%	86.6%	89.1%	87.4%

Total owned (a) , investments
and managed properties:
Number of properties	45	48	50	52	53
Square feet	12,194,205	12,873,638	13,122,433	13,769,490	14,148,754
Leased percentage	86.0%	89.3%	89.9%	90.2%	90.0%

March 31, 2015	14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region

Baltimore
East Baltimore	Baltimore	MD	325,445	81.3%	81.3%	$ 23.06

Washington, D.C.
Meadow Point	Chantilly	VA	138,537	92.6%	92.6%	$ 28.43
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$ 38.33
Loudoun Tech Center	Dulles	VA	136,658	92.0%	92.0%	$ 19.54

Richmond
Innsbrook	Glen Allen	VA	298,456	99.9%	99.9%	$ 18.77

Charlotte
Park Seneca	Charlotte	NC	109,699	91.9%	88.7%	$ 14.57
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$ 14.08

Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$ 35.86

East Region Total			1,442,007	93.7%	93.4%	$ 24.99

Midwest Region

Chicago
Northwest Point	Elk Grove Village	IL	176,848	100.0%	100.0%	$ 24.23
909 Davis Street	Evanston	IL	195,245	97.9%	97.9%	$ 36.17

Indianapolis
River Crossing	Indianapolis	IN	205,059	100.0%	99.7%	$ 21.10

St. Louis
Timberlake	Chesterfield	MO	232,766	43.8%	43.8%	$ 23.24
Timberlake East	Chesterfield	MO	116,197	43.1%	10.8%	$ 24.88
Lakeside Crossing	Maryland Heights	MO	127,778	100.0%	100.0%	$ 25.47

Minneapolis
121 South 8th Street	Minneapolis	MN	475,012	90.2%	90.3%	$ 15.03

Midwest Region Total			1,528,905	83.8%	81.3%	$ 22.43

(a) Weighted Occupied Percentage for the three months ended March 31, 2015

(b) Weighted Average GAAP Rent per Occupied Square Foot

March 31, 2015	15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region

Dallas-Fort Worth
Legacy Tennyson Center	Plano	TX	202,600	100.0%	100.0%	$ 17.59
One Legacy Circle	Plano	TX	214,110	100.0%	100.0%	$ 33.46
Addison Circle	Addison	TX	294,053	86.2%	85.0%	$ 24.04
Collins Crossing	Richardson	TX	300,472	99.5%	99.5%	$ 24.20
Liberty Plaza	Addison	TX	218,934	90.7%	90.0%	$ 20.88

Houston
Park Ten	Houston	TX	157,460	63.1%	63.1%	$ 30.89
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$ 31.08
Park Ten Phase II	Houston	TX	156,746	100.0%	100.0%	$ 31.52
Westchase I & II	Houston	TX	629,025	97.1%	96.7%	$ 33.44

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$ 23.44

Atlanta
One Overton Place	Atlanta	GA	387,267	84.4%	77.4%	$ 24.89
One Ravinia	Atlanta	GA	386,603	95.2%	95.2%	$ 22.88
999 Peachtree	Houston	TX	621,946	98.2%	96.1%	$ 28.89
South Region Total			4,030,234	94.3%	93.1%	$ 27.25

West Region

Seattle
Federal Way	Federal Way	WA	117,010	57.1%	57.1%	$ 18.76

San Francisco-San Jose-Oakland
Hillview Center	Milpitas	CA	36,288	100.0%	100.0%	$ 16.08
Montague Business Center	San Jose	CA	145,951	81.1%	81.1%	$ 16.39

Denver
380 Interlocken	Broomfield	CO	240,185	95.8%	95.8%	$ 29.79
1999 Broadway	Denver	CO	676,379	87.7%	87.1%	$ 32.57
Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$ 24.27
390 Interlocken	Broomfield	CO	241,516	72.3%	71.2%	$ 29.50
1001 17th Street	Denver	CO	655,420	86.1%	81.1%	$ 35.84

West Region Total			2,308,985	85.7%	84.0%	$ 30.25

Total Owned			9,310,131	90.4%	89.0%	$ 26.86

(a) Weighted Occupied Percentage for the three months ended March 31, 2015

(b) Weighted Average GAAP Rent per Occupied Square Foot

March 31, 2015	16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet

Southeast Region

Columbia
1441 Main Street	Columbia	SC	264,857

Atlanta
Satellite Place	Duluth	GA	134,785

Southeast Region Total			399,642

Southwest Region

Houston
Energy Tower I	Houston	TX	325,797

Denver
385 Interlocken	Broomfield	CO	296,868

Southwest Region Total			622,665

Midwest Region

Chicago
East Wacker (a)	Chicago	IL	861,000

Indianapolis
Monument Circle	Indianapolis	IN	213,760

St. Louis
Lakeside Crossing II	Maryland Heights	MO	116,000

Kansas City
Grand Boulevard (b)	Kansas City	MO	535,071

Cincinnati
Centre Pointe V	West Chester	OH	135,936

Midwest Region Total			1,861,767

Total Managed			2,884,074

Total Owned & Managed			12,194,205

(a) FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.

(b) FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

March 31, 2015	17

Tenants By Industry (By Square Feet)

Other 15.38%
Oil & Gas 15.84%
Medical Professionals & Social Services 2.41%
Banking 9.71%
Restaurants 2.95%
Medical Research 3.03%
Insurance 3.14%
Architecture & Engineering 3.42%
IT & Computer Services 8.16%
Real Estate 3.43%
General Business Services 3.64%
Legal Services 7.98%
Communications 3.69%
Government 5.50%
Professional Services 6.31%
Oil & Gas 15.84%
Banking 9.71%
IT & Computer Services 8.16%
Legal Services 7.98%
Professional Services 6.31%
Government 5.50%
Communications 3.69%
General Business Services 3.64%
Real Estate 3.43%
Architecture & Engineering 3.42%
Insurance 3.14%
Medical Research 3.03%
Restaurants 2.95%
Medical Professionals & Social Services 2.41%
Other 15.38%

March 31, 2015	18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Portfolio)

					% of		% of
			Remaining	Aggregate	Aggregate	Annualized	Aggregate
	Tenant	Number of	Lease Term	Leased	Leased	Rent	Leased
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	9	263,111	2.8%	$ 2,997,573	1.4%
2	Quintiles Transnational Corp	1	48	259,531	2.8%	9,067,770	4.1%
3	CITGO Petroleum Corporation	1	83	248,399	2.7%	7,904,056	3.6%
4	Sutherland Asbill Brennan LLP (a)	1	61	243,839	2.6%	7,210,826	3.3%
5	Newfield Exploration Company	1	83	234,495	2.5%	8,413,433	3.8%
6	US Government (b)	5	5, 15, 38, 52, 66	221,270	2.4%	7,147,549	3.3%
7	Burger King Corporation	1	42	212,619	2.3%	5,134,749	2.3%
8	Denbury Onshore, LLC	2	52	202,600	2.2%	3,510,042	1.6%
9	SunTrust Bank (c)	2	19, 78	182,888	2.0%	3,694,751	1.7%
10	Citicorp Credit Services, Inc	1	21	176,848	1.9%	4,612,196	2.1%
11	T-Mobile South, LLC dba T-Mobile	1	47	151,792	1.6%	3,620,103	1.6%
12	Houghton Mifflin Harcourt Publishing Company	1	24	150,050	1.6%	6,142,199	2.8%
13	Petrobras America, Inc.	1	56	144,813	1.6%	5,337,807	2.4%
14	Murphy Exploration & Production Company	1	25	144,677	1.5%	4,520,645	2.1%
15	Argo Data Resource Corporation	1	101	140,246	1.5%	3,718,923	1.7%
16	Monsanto Company	1	58	127,778	1.4%	3,019,394	1.4%
17	Federal National Mortgage Association	1	18	123,144	1.3%	2,695,622	1.2%
18	Vail Corp d/b/a Vail Resorts (d)	1	48, 96	122,232	1.3%	3,471,917	1.6%
19	Kaiser Foundation Health Plan	1	110	120,979	1.3%	2,942,751	1.3%
20	Giesecke & Devrient America	1	116	112,110	1.2%	1,892,417	0.9%

			Total	3,583,421	38.5%	$ 97,054,721	44.2%

(a)	Includes 222,422 expiring in 2020 and 21,417 expiring April 30, 2015.
(b)	Includes 180,444 and 27,398 square feet which expire in 2018 & 2017, respectively. The remaining 13,428 square feet expire between 2015 - 2020.
(c)	Includes 55,388 square feet which expires October 31, 2016. The remaining 127,500 square feet expires September 30, 2021.
(d)	Includes 38,293 square feet which expires March 31, 2019. The remaining 83,939 square feet expires March 31, 2023.

March 31, 2015	19

Leasing Activity (Owned Portfolio)

			Year	Year
	Three Months Ended		Ended	Ended
Leasing Activity	31-Mar-15	31-Mar-14	31-Dec-14	31-Dec-13
(in Square Feet - SF)
New leasing	73,000	15,000	149,000	267,000
Renewals	135,000	165,000	635,000	645,000
	208,000	180,000	784,000	912,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$ 24.59	$ 23.95	$ 26.89	$ 23.33
Weighted average lease term	4.0 Years	6.75 Years	6.25 Years	7.2 Years

Increase over average GAAP rents in prior year	10.5%	11.9%	11.8%	8.0%

Average free rent	2 Months	3 Months	3 Months	3 Months
Tenant Improvements	$ 10.71	$ 13.61	$ 16.40	$ 18.25
Leasing Costs	$ 4.31	$ 8.30	$ 7.66	$ 8.48

March 31, 2015	20

Lease Expirations by Square Feet (Owned Portfolio)

Year	Total Square Feet	% of Square Feet

2015	349,621	3.8%
2016	1,005,893	10.8%
2017	1,039,874	11.2%
2018	934,962	10.0%
2019	1,566,112	16.8%
2020	825,545	8.9%
2021	758,994	8.2%
2022	924,619	9.9%
2023	367,128	3.9%
2024	243,343	2.6%
2025	286,792	3.1%
2026	109,927	1.2%
Vacant	897,321	9.6%

Total	9,310,131	100.0%

March 31, 2015	21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring	Cumulative
December 31,	Year	Leases	Leases (a)	Leases	Leases	Total

2015	90 (b)	349,621	$ 9,521,008	$ 27.23	4.33%	4.33%
2016	77	1,005,893	21,753,543	21.63	9.90%	14.23%
2017	81	1,039,874	30,383,530	29.22	13.83%	28.06%
2018	64	934,962	27,191,586	29.08	12.38%	40.44%
2019	62	1,566,112	42,318,668	27.02	19.26%	59.70%
2020	42	825,545	21,102,844	25.56	9.60%	69.30%
2021	18	758,994	18,278,842	24.08	8.32%	77.62%
2022	19	924,619	26,550,474	28.72	12.08%	89.70%
2023 and thereafter	31	1,007,190 (c)	22,624,317	22.46	10.30%	100.00%
	484	8,412,810	219,724,814	$ 26.12	100.00%
Vacancies as of 3/31/15		897,321
Total Portfolio Square Footage		9,310,131

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at March 31, 2015 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	Includes 28 leases that are month-to-month.

(c)	Includes 53,055 square feet that are non-revenue producing building amenities.

March 31, 2015	22

Capital Expenditures (in thousands)

Capital Expenditures

Owned Portfolio

(in thousands)

31-Mar-15

Tenant improvements	$2,936
Deferred leasing costs	830
Non-investment capex	643
Recurring capital expenditures	4,409
1st generation leasing	1,934
Investment capex	230
Total capital expenditures	$6,573

(in thousands)	For the Three Months Ended				Year ended
	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14	31-Dec-14

Tenant improvements	$1,132	$1,837	$2,612	$4,244	$9,825
Deferred leasing costs	1,080	2,786	577	1,405	5,848
Non-investment capex	364	1,621	700	851	3,536
Recurring capital expenditures	2,576	6,244	3,889	6,500	19,209
1st generation leasing	33	9	394	580	1,016
Investment capex	755	580	244	516	2,095
Total capital expenditures	$3,364	$6,833	$4,527	$7,596	$22,320

March 31, 2015	23

Transaction Activity

Recent Acquisitions:					Purchase Price
	City	State	Square Feet	Date Acquired	(in thousands)
2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$ 78,000

2013
1999 Broadway	Denver	CO	673,793	5/22/13	$ 183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$ 52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

Recent Dispositions:
					Gross Sales	Gain
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2015
Willow Bend	Plano	TX	117,050	2/23/15	$ 20,750	$ 1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000

2014
Centennial	Colorado Springs	CO	110,405	12/3/14	$ 15,500	$ 940

2013
East Renner Road	Richardson	TX	122,300	10/29/13	$ 12,475	$ 2,169

March 31, 2015	24

Loan Portfolio of Secured Real Estate

(dollars in thousands)			Maximum	Amount			Interest
		Maturity	Amount	Drawn at	Interest	Draw	Rate at
Sponsored REIT	Location	Date	of Loan	31-Mar-15	Rate (1)	Fee (2)	31-Mar-15

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Mar-17	$ 5,500	$ 5,500	L+4.4%	0.5%	4.57%
FSP 1441 Main Street Corp.	Columbia, SC	31-Mar-16	10,800	9,000	L+4.4%	0.5%	4.57%
FSP Energy Tower I Corp.	Houston, TX	3-Jul-15	20,000	8,600	L+5.0%	0.5%	5.17%

Secured construction loan
FSP 385 Interlocken
Development Corp.	Broomfield, CO	30-Apr-16	42,000	37,541	L+4.4%	n/a	4.57%

Mortgage loan secured by property
FSP Energy Tower I Corp.	Houston, TX	3-Jul-15	33,000	33,000	6.41%	n/a	6.41%

			$ 111,300	$ 93,641

(1) The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.

(2) The draw fee is a percentage of each new advance, and is paid at the time of each new draw.

March 31, 2015	25

Net Asset Value Components

(in thousands except per share data)
As of
31-Mar-15
Total Market Capitalization Values
Shares outstanding	100,187.4
Closing price, December 31st	$ 12.82
Market capitalization	$ 1,284,403
Debt	860,000
Total Market Capitalization	2,144,403

3 Months
Ended
NOI Components	31-Mar-15

Same Store NOI (1)	$ 32,223
Acquisitions (1) (2)	-
Property NOI (1)	32,223
Full quarter adjustment (3)	-
Stabilized portfolio	$ 32,223

Financial Statement Reconciliation:
Rental Revenue	$ 59,013
Rental operating expenses	(15,356)
Real estate taxes and insurance	(10,048)
NOI on assets sold during the quarter	(726)
Taxes (4)	(161)
Management fees & other (5)	(499)
Property NOI (1)	$ 32,223

Assets:
Loans outstanding on secured RE	$ 93,641
Investments in SARs (book basis)	78,228
Straight-line rent receivable	45,498
Asset held for sale	-
Cash and cash equivalents	14,945
Restricted cash	56
Tenant rent receivables	4,587
Prepaid expenses	4,709
Office computers and furniture	588
Other assets:
Deferred financing costs, net	7,637
Other assets: Derivative Market Value	774
Phoenix Tower Liquidating Trust (6)	4
Other assets	1,176
$ 251,843
-
Liabilities:
Debt	$ 860,000
Accounts payable & accrued expenses	37,306
Tenant security deposits	4,019
Other liabilities: derivative liability	9,836
$ 911,161

Other information:

Leased SF to be FFO producing
During 2015 (in 000's)	132

Straight-line rental revenue current quarter	$ 69

Management fee income current quarter	$ 211
Interest income from secured loans	1,262
Management fees and interest income from loans	$ 1,473

FFO from non-consolidated REITs - Q4 2014 (7):
East Wacker	$ 487
Grand Boulevard	165
Total	$ 652

Footnotes to the components

(1)	See pages 11 & 28 for definitions and reconciliations
(2)	Includes NOI from 3 acquisitions 2013
(3)	Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary
(4)	HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI
(5)	Management & other fees are eliminated in consolidation but included on Property NOI
(6)	Expected liquidating distribution from sale of equity interest (Collection within 2 years, subject to some expenses)
(7)	We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.

March 31, 2015	26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2015	27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in both periods, which we call Same Store. The Comparative Same Store results include properties held for the periods presented and exclude significant nonrecurring income such as bankruptcy settlements and lease termination fees. NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2015	28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs; (3) excluding the effect of straight-line rent; (4) plus deferred financing costs, (5) less recurring capital expenditures that are generally for (a) maintenance of properties, which we call non-investment capex or are second generation capital expenditures. Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2015	29

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com